Exhibit 32.1

Certification Pursuant To 18 U.S.C. Section 1350, As Adopted Pursuant To Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-K of Aspect Software Group Holdings Ltd. (the Company) for the fiscal year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the Report), each of the undersigned, James D. Foy, President and Chief Executive Officer, and Michael J. Provenzano III, Executive Vice President, Finance and Chief Financial Officer, of the Company, certifies, to the best knowledge and belief of the signatory, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ JAMES D. FOY	/s/ MICHAEL J. PROVENZANO III
President and Chief Executive Officer	Executive Vice President, Finance and Chief Financial Officer

Date: March 30, 2012	Date: March 30, 2012